UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100
Houston, Texas 77057
(Address of principal executive offices)                                                                           (Zip code)

Edward L. Jaroski
5847 San Felipe, Suite 4100
Houston, Texas 77057
(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2010

Annual Report

Capstone Church Capital Fund

BUILDING CHURCHES, BUILDING WEALTH

CCCF

Annual Report

Capstone Church Capital Fund   (XCBFX)
September 30, 2010

CHURCH Capital FUND

Dear Shareholder:

We are pleased to present the Annual Report for the Capstone Church Capital Fund for the period ending September 30, 2010. The Capstone Church Capital Fund is an investment company focused on investing in church bonds and church mortgage loans. The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

The objective of the Fund is to provide a high level of current income with investments primarily in church mortgage bonds and church mortgage loans. Additionally, the Fund represents a unique opportunity for investors to participate in the growth and expansion of America's churches.

Fixed Income Market Overview

The U.S. credit markets continued to benefit from various factors even as nominal yields plunged through historical lows.  Even at these low rates there has been ongoing demand both domestically and internationally.  Additional support has come from the Federal Reserve Board who has said they will have another round of U.S. Treasury purchases.  In the near term it is difficult to imagine rates moving up to any degree.  However the U.S. has implemented policies that historically have led to higher rates and longer term there could be upward pressure.  One of the major reasons for low rates is the weak economic environment in the U.S.  This environment has led to high unemployment and a weak housing market.  Even though rates are low many consumers are unable to take advantage of them due to their significantly weaker credit standing.  This has translated into historically high foreclosure rates on both residential and commercial properties.  The church bond market has mirrored this weakness due to reduced giving at churches and lower real estate values on church property.

Performance

The Capstone Church Capital Fund produced a (1.72)% total return at Net Asset Value for the year ended September 30, 2010.  During previous years, the total return was primarily determined by the portfolio income.  The Barclays Capital U.S. Credit Index returned 11.67% for the year and 8.30% for the three years ended September 30, 2010. The Church Capital Fund had an annualized three year return of 2.92% at NAV over the same period.

The Capstone Church Capital Fund’s return was negative because of the continued deterioration in the overall real estate market and specifically in the church bond market.  During the course of the year as we did appraisals on selected church properties, it became apparent that the real estate market continued to deteriorate and that deterioration has been reflected in the holdings of the Capstone Church Capital Fund.  Churches continue to experience a decline in giving and a reduction in the underlying value of their real estate.  Unfortunately this weakness led to the negative return for 2010.

 Outlook

The Capstone Church Capital Fund continues to reflect the difficult environment for churches in the U.S.  The poor economy has severely impacted giving and a church’s ability to meet its obligations.  Although there are indications that the worst of the recession is over, few economists believe that a recovery will be quick or robust.  It could take a number of years before the economic environment recovers to previous levels.  We believe that church obligations are still a good place to invest but difficult times have negatively impacted churches and the value of their real estate which backs their bonds and mortgages.  We cannot speculate as to when these difficulties will be overcome.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski
President
Capstone Church Capital Fund

Claude C. Cody IV
Portfolio Manager
Capstone Church Capital Fund

September 30, 2010 (Unaudited)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Alabama	0.91%
	Arizona	8.76%
	Arkansas	0.23%
	California	18.93%
	Colorado	1.01%
	Connecticut	1.11%
	Florida	15.22%
	Georgia	6.31%
	Illinois	1.95%
	Indiana	4.08%
	Louisiana	3.68%
	Maryland	0.06%
	Massachusetts	3.60%
	Michigan	0.27%
	Nevada	0.92%
	New Jersey	2.99%
	North Carolina	0.10%
	Ohio	2.86%
	Pennsylvania	1.24%
	Rhode Island	2.48%
	Tennessee	3.35%
	Texas	11.05%
	Virginia	1.29%
	Washington	1.41%
	Washington, DC	1.06%
	Wisconsin	0.40%
	Total Bonds and Mortgages	95.27%
Other
	U.S. Treasury Obligations	0.35%
	Short-Term Investments	3.15%
	Other	1.23%
		100.00%

* Percentages indicated are based on total net assets as of September 30, 2010.

Capstone Church Capital Fund
Schedule of Investments
September 30, 2010

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS - 84.45% (a)

Alabama		0.91%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$122,276
32,000	7.80%, 10/15/2025		31,562
	First Baptist Church of Irondale
22,000	7.50%, 04/10/2017		22,114
23,000	7.50%, 10/10/2017		23,133
24,000	7.50%, 04/10/2018		24,151
25,000	7.50%, 04/10/2019		25,030
28,000	7.50%, 04/10/2020		27,860
30,000	7.50%, 04/10/2021		29,850
25,000	7.50%, 10/10/2018		25,023
27,000	7.50%, 10/10/2019		26,865
28,000	7.50%, 10/10/2020		27,860
32,000	8.00%, 04/10/2022		32,077
31,000	8.00%, 10/10/2021		31,068
Arizona		8.76%
	First Southern Baptist Church of Lake Havasu City, Inc.
32,000	7.60%, 03/19/2028		31,840
38,000	7.60%, 03/19/2029		37,810
41,000	7.60%, 03/19/2030		40,795
44,000	7.60%, 03/19/2031		43,780
48,000	7.60%, 03/19/2032		47,760
51,000	7.60%, 03/19/2033		50,745
55,000	7.60%, 03/19/2034		54,725
60,000	7.60%, 03/19/2035		59,700
64,000	7.60%, 03/19/2036		63,680
70,000	7.60%, 03/19/2037		69,650
75,000	7.60%, 03/19/2038		74,625
37,000	7.60%, 09/19/2028		36,815
40,000	7.60%, 09/19/2029		39,800
43,000	7.60%, 09/19/2030		42,785
46,000	7.60%, 09/19/2031		45,770
50,000	7.60%, 09/19/2032		49,750
54,000	7.60%, 09/19/2033		53,730
58,000	7.60%, 09/19/2034		57,710
62,000	7.60%, 09/19/2035		61,690
42,000	7.60%, 09/19/2036		41,790
72,000	7.60%, 09/19/2037		71,640
24,000	8.00%, 03/19/2023		24,067
25,000	8.00%, 09/19/2023		25,072
	NAOS, Inc., dba Pure Heart Christian Fellowship
2,700,000	6.90%, 07/15/2029		2,686,230
	Northwest Christian School, Phoenix
500,000	7.75%, 01/01/2034		497,400
Arkansas
	Bella Vista Assembly of God	0.23%
113,000	8.00%, 03/01/2034		112,424
California		16.00%
	First Baptist Church of Clovis
37,000	7.30%, 04/15/2024		37,130
16,000	7.30%, 04/15/2033		15,920
75,000	7.30%, 04/15/2034		74,625
81,000	7.30%, 04/15/2035		80,595
88,000	7.30%, 04/15/2036		87,560
94,000	7.30%, 04/15/2037		93,530
20,000	7.30%, 10/15/2023		20,066
20,000	7.30%, 10/15/2030		19,900
73,000	7.30%, 10/15/2033		72,635
78,000	7.30%, 10/15/2034		77,610
84,000	7.30%, 10/15/2035		83,580
90,000	7.30%, 10/15/2036		89,550
31,000	8.00%, 04/15/2022		31,074
33,000	8.00%, 10/15/2022		33,086
	Kern Christian Center
16,000	7.50%, 04/01/2021		15,920
16,000	7.50%, 10/01/2020		15,920
20,000	7.60%, 04/01/2024		20,068
21,000	7.60%, 04/01/2025		21,078
20,000	7.60%, 10/01/2023		20,064
21,000	7.60%, 10/01/2024		21,074
23,000	7.60%, 10/01/2025		22,885
18,000	8.00%, 04/01/2022		17,375
16,000	8.00%, 10/01/2021		15,458
	Montecito Park Union Church
40,000	7.30%, 04/15/2023		40,124
43,000	7.30%, 04/15/2024		43,151
39,000	7.30%, 10/15/2022		39,113
41,000	7.30%, 10/15/2023		41,135
45,000	7.30%, 10/15/2024		45,167
37,000	8.00%, 04/15/2022		37,089
35,000	8.00%, 10/15/2021		35,077
	North Hills Baptist Church
46,000	7.20%, 05/15/2017		46,244
	Revival Pentecostal Tabernacle of San Diego
18,000	7.20%, 06/15/2021		17,906
18,000	7.20%, 12/15/2021		17,906
34,000	7.30%, 06/15/2030		33,823
36,000	7.30%, 06/15/2031		35,813
39,000	7.30%, 06/15/2032		38,797
42,000	7.30%, 06/15/2033		41,782
45,000	7.30%, 06/15/2034		44,766
49,000	7.30%, 06/15/2035		48,745
53,000	7.30%, 06/15/2036		52,724
57,000	7.30%, 06/15/2037		56,704
26,000	7.30%, 12/15/2029		25,865
36,000	7.30%, 12/15/2030		35,813
39,000	7.30%, 12/15/2031		38,797
41,000	7.30%, 12/15/2032		40,787
44,000	7.30%, 12/15/2033		43,771
48,000	7.30%, 12/15/2034		47,750
50,000	7.30%, 12/15/2035		49,740
54,000	7.30%, 12/15/2036		53,719
19,000	8.00%, 06/15/2022		19,044
20,000	8.00%, 12/15/2022		20,050
	San Bernardino Church of God Christian Centre ( c )
68,000	8.30%, 03/15/2024		51,688
73,000	8.30%, 09/15/2025		55,489
	Sonrise Baptist Church of Clovis ( c )
9,000	7.60%, 01/15/2030		4,867
32,000	7.60%, 01/15/2031		17,305
35,000	7.60%, 01/15/2032		18,927
37,000	7.60%, 01/15/2033		20,008
40,000	7.60%, 01/15/2034		21,630
43,000	7.60%, 01/15/2035		23,253
46,000	7.60%, 01/15/2036		24,875
50,000	7.60%, 01/15/2037		27,038
54,000	7.60%, 01/15/2038		29,201
1,000	7.60%, 07/15/2028		540
1,000	7.60%, 07/15/2030		540
33,000	7.60%, 07/15/2031		17,845
36,000	7.60%, 07/15/2032		19,468
13,000	7.60%, 07/15/2033		7,030
42,000	7.60%, 07/15/2034		22,712
45,000	7.60%, 07/15/2035		24,335
49,000	7.60%, 07/15/2036		26,498
52,000	7.60%, 07/15/2037		28,120
31,000	7.60%, 07/15/2038		16,763
	Trinity Southern Baptist Church of Livermore, California
46,000	7.10%, 03/18/2016		45,972
53,000	7.20%, 03/18/2018		53,339
60,000	7.30%, 03/18/2029		59,700
124,000	7.30%, 03/18/2030		123,380
143,000	7.30%, 03/18/2032		142,285
153,000	7.30%, 03/18/2034		152,235
190,000	7.30%, 03/18/2036		189,050
48,000	7.20%, 09/18/2019		48,072
53,000	7.20%, 09/18/2020		52,735
96,000	7.30%, 09/18/2026		95,520
50,000	7.30%, 09/18/2027		49,750
50,000	7.30%, 09/18/2028		49,750
60,000	7.30%, 09/18/2029		59,700
128,000	7.30%, 09/18/2030		127,360
148,000	7.30%, 09/18/2032		147,260
159,000	7.30%, 09/18/2033		158,205
211,000	7.30%, 09/18/2037		209,945
228,000	7.30%, 09/18/2038		226,860
	Victory Christian Center of the Desert, Inc.
31,000	8.40%, 04/15/2021		31,056
34,000	8.40%, 04/15/2022		34,075
36,000	8.40%, 04/15/2023		36,094
40,000	8.40%, 04/15/2024		40,116
43,000	8.40%, 04/15/2025		43,138
47,000	8.40%, 04/15/2026		46,760
51,000	8.40%, 04/15/2027		50,740
55,000	8.40%, 04/15/2028		54,720
60,000	8.40%, 04/15/2029		59,694
65,000	8.40%, 04/15/2030		64,668
70,000	8.40%, 04/15/2031		69,643
76,000	8.40%, 04/15/2032		75,612
83,000	8.40%, 04/15/2033		82,577
90,000	8.40%, 04/15/2034		89,541
30,000	8.40%, 10/15/2020		30,048
32,000	8.40%, 10/15/2021		32,064
35,000	8.40%, 10/15/2022		35,084
38,000	8.40%, 10/15/2023		38,106
41,000	8.40%, 10/15/2024		41,127
45,000	8.40%, 10/15/2025		44,771
48,000	8.40%, 10/15/2026		47,755
53,000	8.40%, 10/15/2027		52,730
57,000	8.40%, 10/15/2028		56,709
62,000	8.40%, 10/15/2029		61,684
68,000	8.40%, 10/15/2030		67,653
74,000	8.40%, 10/15/2031		73,623
80,000	8.40%, 10/15/2032		79,592
87,000	8.40%, 10/15/2033		86,556
69,000	8.40%, 10/15/2034		68,648
	"The Well" Ministry of Rescue
21,000	8.40%, 05/15/2020		20,891
23,000	8.40%, 05/15/2021		22,880
25,000	8.40%, 05/15/2022		25,055
27,000	8.40%, 05/15/2023		27,068
22,000	8.40%, 11/15/2020		21,886
24,000	8.40%, 11/15/2021		24,048
26,000	8.40%, 11/15/2022		26,062
28,000	8.40%, 11/15/2023		28,076
	The United Pentecostal Church of Modesto, Inc.
43,000	7.50%, 05/21/2021		42,781
45,000	7.50%, 05/21/2022		44,771
20,000	7.50%, 11/21/2020		19,898
43,000	7.50%, 11/21/2021		42,781
53,000	7.60%, 05/21/2024		53,175
56,000	7.60%, 05/21/2025		56,202
62,000	7.60%, 05/21/2026		61,684
66,000	7.60%, 05/21/2027		65,663
71,000	7.60%, 05/21/2028		70,638
89,000	7.60%, 05/21/2031		88,546
96,000	7.60%, 05/21/2032		95,510
103,000	7.60%, 05/21/2033		102,475
112,000	7.60%, 05/21/2034		111,429
51,000	7.60%, 11/21/2023		51,158
55,000	7.60%, 11/21/2024		55,187
59,000	7.60%, 11/21/2025		58,699
69,000	7.60%, 11/21/2027		68,648
73,000	7.60%, 11/21/2028		72,628
86,000	7.60%, 11/21/2030		85,561
92,000	7.60%, 11/21/2031		91,531
99,000	7.60%, 11/21/2032		98,495
115,000	7.60%, 11/21/2034		114,414
Colorado		1.01%
	Crossroads Church of Denver, Inc.
500,000	7.50%, 11/01/2038		497,450
Connecticut		1.11%
	Full Gospel Foundation Building Ministries International
19,000	7.50%, 01/21/2021		18,901
21,000	7.50%, 01/21/2022		20,891
22,000	7.50%, 01/21/2023		21,886
24,000	7.50%, 07/21/2023		23,875
23,000	7.60%, 01/21/2026		22,880
30,000	7.60%, 01/21/2027		29,844
32,000	7.60%, 01/21/2028		31,834
35,000	7.60%, 01/21/2029		34,818
38,000	7.60%, 01/21/2030		37,802
40,000	7.60%, 01/21/2031		39,792
43,000	7.60%, 01/21/2032		42,776
29,000	7.60%, 07/21/2026		28,849
33,000	7.60%, 07/21/2028		32,828
36,000	7.60%, 07/21/2029		35,813
39,000	7.60%, 07/21/2030		38,797
42,000	7.60%, 07/21/2031		41,782
45,000	7.60%, 07/21/2032		44,766
Florida		15.22%
	Abyssinia Missionary Baptist Church Ministries, Inc.
257,000	7.50%, 03/15/2027		255,689
212,000	7.50%, 03/15/2028		210,919
187,000	7.50%, 03/15/2029		186,046
166,000	7.50%, 09/15/2027		165,153
120,000	7.50%, 09/15/2028		119,388
145,000	7.50%, 09/15/2029		144,261
290,000	7.50%, 03/15/2030		288,521
332,000	7.50%, 09/15/2030		330,307
91,000	7.50%, 03/15/2031		90,536
	Bethel Baptist Institutional Church, Inc. ( c )
150,000	7.80%, 01/21/2021		84,990
75,000	7.90%, 01/21/2026		42,494
523,000	7.90%, 01/21/2030		296,332
124,000	7.90%, 07/21/2023		71,151
251,000	7.90%, 07/21/2025		144,174
129,000	7.90%, 07/21/2026		73,092
171,000	7.90%, 07/21/2027		96,888
218,000	7.90%, 07/21/2028		123,518
259,000	7.90%, 07/21/2030		146,750
	Celebration Baptist Church of Jacksonville, Florida, Inc.
17,000	8.10%, 06/15/2015		17,109
33,000	8.20%, 12/15/2015		32,967
29,000	8.40%, 12/15/2029		28,849
69,000	8.40%, 06/15/2021		68,641
74,000	8.40%, 06/15/2022		74,163
10,000	8.40%, 06/15/2025		10,032
24,000	8.40%, 06/15/2027		23,875
199,000	8.40%, 06/15/2034		197,965
65,000	8.40%, 12/15/2020		64,662
71,000	8.40%, 12/15/2021		71,142
71,000	8.40%, 12/15/2022		71,163
23,000	8.40%, 12/15/2026		22,880
32,000	8.40%, 12/15/2030		31,834
117,000	8.40%, 12/15/2032		116,392
84,000	8.40%, 12/15/2033		83,563
70,000	8.40%, 12/15/2034		69,636
	LifePoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019		71,064
78,000	8.40%, 04/20/2020		77,602
84,000	8.40%, 04/20/2021		83,572
99,000	8.40%, 04/20/2023		99,257
108,000	8.40%, 04/20/2024		108,313
44,000	8.40%, 10/20/2018		44,031
75,000	8.40%, 10/20/2019		74,617
82,000	8.40%, 10/20/2020		81,582
89,000	8.40%, 10/20/2021		88,546
86,000	8.40%, 10/20/2022		86,206
43,000	8.40%, 10/20/2025		42,781
25,000	8.40%, 04/20/2031		24,873
100,000	8.40%, 10/20/2030		99,480
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025		29,104
31,000	7.60%, 03/17/2026		30,845
33,000	7.60%, 03/17/2027		32,835
36,000	7.60%, 03/17/2028		35,820
38,000	7.60%, 03/17/2029		37,810
41,000	7.60%, 03/17/2030		40,795
44,000	7.60%, 03/17/2031		43,780
48,000	7.60%, 03/17/2032		47,760
52,000	7.60%, 03/17/2033		51,740
56,000	7.60%, 03/17/2034		55,720
60,000	7.60%, 03/17/2035		59,700
65,000	7.60%, 03/17/2036		64,675
70,000	7.60%, 03/17/2037		69,650
76,000	7.60%, 03/17/2038		75,620
8,000	7.60%, 09/17/2024		8,028
29,000	7.60%, 09/17/2025		29,110
33,000	7.60%, 09/17/2026		32,835
34,000	7.60%, 09/17/2027		33,830
38,000	7.60%, 09/17/2028		37,810
41,000	7.60%, 09/17/2029		40,795
44,000	7.60%, 09/17/2030		43,780
47,000	7.60%, 09/17/2031		46,765
51,000	7.60%, 09/17/2032		50,745
54,000	7.60%, 09/17/2033		53,730
59,000	7.60%, 09/17/2034		58,705
63,000	7.60%, 09/17/2035		62,685
68,000	7.60%, 09/17/2036		67,660
73,000	7.60%, 09/17/2037		72,635
79,000	7.60%, 09/17/2038		78,605
	Iglesia Cristiana La Nueva Jerusalem, Inc.
100,000	7.50%, 02/5/2031		98,460
54,000	7.50%, 08/5/2029		53,190
146,000	7.50%, 02/5/2029		143,825
112,000	7.50%, 02/5/2027		110,387
	Philadelphia Haitian Baptist Church of Orlando, Inc.(c)(d)
33,000	7.70%, 05/28/2013		20,044
26,000	7.70%, 11/28/2012		15,883
34,000	7.70%, 11/28/2013		20,628
35,000	7.80%, 05/28/2014		21,182
63,000	8.40%, 05/28/2021		37,592
68,000	8.40%, 05/28/2022		40,575
30,000	8.40%, 05/28/2024		18,120
86,000	8.40%, 05/28/2025		51,961
93,000	8.40%, 05/28/2026		55,493
154,000	8.40%, 05/28/2032		91,892
64,000	8.40% 11/28/2021		38,189
32,000	8.40% 11/28/2023		19,095
33,000	8.40% 11/28/2024		19,935
91,000	8.40% 11/28/2025		54,299
98,000	8.40% 11/28/2026		58,476
42,000	8.40% 11/28/2031		25,062
156,000	8.40% 11/28/2032		93,085
	Truth For Living Ministries, Inc. ( c )
78,000	7.80%, 03/15/2024		55,404
81,000	7.80%, 09/15/2024		57,535
36,000	7.80%, 09/15/2027		25,571
49,000	7.80%, 03/15/2028		34,806
Georgia		4.66%
	Bible Baptist Church of Newnan, Inc.(c)(e)
32,000	7.60%, 03/01/2015		16,458
33,000	7.70%, 09/01/2015		16,988
11,000	7.80%, 09/01/2018		5,689
39,000	7.80%, 03/01/2018		20,155
46,000	7.80%, 03/01/2020		23,433
50,000	7.80%, 03/01/2021		25,470
45,000	7.80%, 09/01/2019		23,112
48,000	7.80%, 09/01/2020		24,451
50,000	7.90%, 03/01/2023		25,730
56,000	7.90%, 09/01/2022		28,812
38,000	7.90%, 03/01/2034		19,357
159,000	7.90%, 03/01/2036		80,994
89,000	7.90%, 09/01/2035		45,977
64,000	7.90%, 09/01/2036		33,069
54,000	8.00%, 03/01/2022		27,772
51,000	8.00%, 09/01/2021		26,224
	Restoration in the Word International Ministries, Inc. ( c ) ( e )
7,000	7.80%, 11/15/2017		7,035
6,000	7.80%, 05/15/2018		6,033
7,000	7.80%, 05/15/2019		7,007
8,000	7.80%, 05/15/2020		7,967
8,000	7.80%, 05/15/2021		7,967
7,000	7.80%, 11/15/2018		7,005
8,000	7.80%, 11/15/2019		7,967
8,000	7.80%, 11/15/2020		7,967
9,000	8.00%, 05/15/2022		9,020
9,000	8.00%, 11/15/2021		9,018
	Victory Baptist Church of Loganville, Inc.
67,000	7.90% 01/15/2030		66,652
72,000	7.90% 01/15/2031		71,626
78,000	7.90% 01/15/2032		77,594
84,000	7.90% 01/15/2033		83,563
90,000	7.90% 01/15/2034		89,532
98,000	7.90% 01/15/2035		97,490
106,000	7.90% 01/15/2036		105,449
115,000	7.90% 01/15/2037		114,402
123,000	7.90% 01/15/2038		122,360
69,000	7.90% 07/15/2030		68,641
74,000	7.90% 07/15/2031		73,615
81,000	7.90% 07/15/2032		80,579
87,000	7.90% 07/15/2033		86,548
95,000	7.90% 07/15/2034		94,506
101,000	7.90% 07/15/2035		100,475
110,000	7.90% 07/15/2036		109,428
119,000	7.90% 07/15/2037		118,381
129,000	7.90% 07/15/2038		128,329
42,000	8.00% 01/15/2024		42,122
40,000	8.00% 07/15/2023		40,108
Illinois
	First Baptist Church of Melrose Park	1.95%
35,000	7.80%, 06/12/2019		35,035
37,000	7.80%, 06/12/2020		36,808
41,000	7.80%, 06/12/2021		40,787
45,000	7.80%, 06/12/2022		44,766
37,000	7.80%, 12/12/2019		36,808
40,000	7.80%, 12/12/2020		39,792
42,000	7.80%, 12/12/2021		41,782
51,000	7.90%, 06/12/2024		51,158
56,000	7.90%, 06/12/2025		56,190
43,000	7.90%, 06/12/2030		42,776
112,000	7.90%, 06/12/2034		111,418
50,000	7.90%, 12/12/2023		50,145
54,000	7.90%, 12/12/2024		54,178
86,000	7.90%, 12/12/2030		85,553
24,000	7.90%, 12/12/2033		23,875
117,000	7.90%, 12/12/2034		116,392
48,000	8.00%, 06/12/2023		48,130
45,000	8.00%, 12/12/2022		45,112
Indiana		4.08%
	Madison Park Church of God, Inc.
70,000	7.90%, 01/31/2024		68,460
100,000	7.90%, 01/31/2025		97,830
100,000	7.90%, 01/31/2026		96,980
50,000	7.90%, 01/31/2027		48,490
100,000	7.90%, 01/31/2028		96,980
193,000	7.90%, 01/31/2029		187,171
169,000	7.90%, 01/31/2032		163,896
151,000	7.90%, 07/31/2025		147,754
95,000	7.90%, 07/31/2029		92,131
306,000	7.90%, 07/31/2031		296,759
196,000	8.00%, 01/31/2023		191,610
189,000	8.00%, 07/31/2022		184,729
	Mizpah, Inc. Ebenezer Missionary Baptist Church
27,000	7.90%, 06/22/2033		26,860
29,000	7.90%, 06/22/2034		28,849
32,000	7.90%, 06/22/2035		31,834
34,000	7.90%, 06/22/2036		33,823
38,000	7.90%, 06/22/2037		37,802
24,000	7.90%, 12/22/2031		23,875
26,000	7.90%, 12/22/2032		25,865
29,000	7.90%, 12/22/2033		28,849
31,000	7.90%, 12/22/2034		30,839
33,000	7.90%, 12/22/2035		32,828
36,000	7.90%, 12/22/2036		35,813
Louisiana		3.68%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		43,047
49,000	7.80%, 04/20/2021		48,750
44,000	7.80%, 10/20/2019		43,776
48,000	7.80%, 10/20/2020		47,755
52,000	7.80%, 10/20/2021		51,735
73,000	7.90%, 04/20/2026		72,628
79,000	7.90%, 04/20/2027		78,597
85,000	7.90%, 04/20/2028		84,566
47,000	7.90%, 04/20/2029		46,760
100,000	7.90%, 04/20/2030		99,490
103,000	7.90%, 04/20/2031		102,475
91,000	7.90%, 04/20/2032		90,536
126,000	7.90%, 04/20/2033		125,357
136,000	7.90%, 04/20/2034		135,306
70,000	7.90%, 10/20/2025		69,643
88,000	7.90%, 10/20/2028		87,551
96,000	7.90%, 10/20/2029		95,510
103,000	7.90%, 10/20/2030		102,475
15,000	7.90%, 10/20/2031		14,924
121,000	7.90%, 10/20/2032		120,383
141,000	7.90%, 10/20/2034		140,281
53,000	8.00%, 04/20/2022		53,127
56,000	8.00%, 10/20/2022		56,146
Maryland		0.06%
	Ark of Safety Christian Church, Inc. ( c )
40,000	8.00%, 04/15/2029		28,073
Massachusetts		3.60%
	Harvest Ministries of New England, Inc.
57,000	7.30%, 02/20/2024		57,188
62,000	7.30%, 02/20/2025		62,229
67,000	7.30%, 02/20/2026		66,658
71,000	7.30%, 02/20/2027		70,638
76,000	7.30%, 02/20/2028		75,612
83,000	7.30%, 02/20/2029		82,577
89,000	7.30%, 02/20/2030		88,546
95,000	7.30%, 02/20/2031		94,515
95,000	7.30%, 02/20/2033		94,516
118,000	7.30%, 02/20/2034		117,398
127,000	7.30%, 02/20/2035		126,352
60,000	7.30%, 08/20/2024		60,210
64,000	7.30%, 08/20/2025		64,250
69,000	7.30%, 08/20/2026		68,648
75,000	7.30%, 08/20/2027		74,617
80,000	7.30%, 08/20/2028		79,592
85,000	7.30%, 08/20/2029		84,566
99,000	7.30%, 08/20/2031		98,495
63,000	7.30%, 08/20/2032		62,679
114,000	7.30%, 08/20/2033		113,419
132,000	7.30%, 08/20/2035		131,327
Michigan		0.27%
	Living Bread Ministries, Inc. ( c )
10,000	7.50%, 02/15/2016		7,725
22,000	7.50%, 02/15/2017		16,929
24,000	7.50%, 02/15/2018		18,497
26,000	7.50%, 02/15/2019		19,914
21,000	7.50%, 08/15/2016		16,242
22,000	7.50%, 08/15/2017		16,942
24,000	7.50%, 08/15/2018		18,509
26,000	7.50%, 08/15/2019		19,919
Nevada		0.14%
	New Song Lutheran Church, Inc.
16,000	7.80%, 06/01/2015		16,102
18,000	7.80%, 06/01/2016		18,151
17,000	7.80%, 12/01/2015		17,126
18,000	7.80%, 12/01/2016		18,081
New Jersey		1.43%
	International Faith Ministries, Inc. ( c ) ( d )
13,000	7.90%, 05/10/2023		9,746
15,000	7.90%, 05/10/2024		11,250
16,000	7.90%, 05/10/2025		12,005
24,000	7.90%, 05/10/2028		17,823
27,000	7.90%, 05/10/2029		20,050
30,000	7.90%, 05/10/2030		22,278
33,000	7.90%, 05/10/2031		24,506
36,000	7.90%, 05/10/2032		26,733
40,000	7.90%, 05/10/2033		29,704
44,000	7.90%, 05/10/2034		32,675
48,000	7.90%, 05/10/2035		35,645
52,000	7.90%, 05/10/2036		38,615
61,000	7.90%, 05/10/2037		45,298
24,000	7.90%, 11/10/2023		17,998
26,000	7.90%, 11/10/2024		19,505
28,000	7.90%, 11/10/2025		20,793
22,000	7.90%, 11/10/2027		16,337
35,000	7.90%, 11/10/2028		25,991
37,000	7.90%, 11/10/2029		27,476
41,000	7.90%, 11/10/2030		30,446
33,000	7.90%, 11/10/2031		24,506
48,000	7.90%, 11/10/2032		35,645
56,000	7.90%, 11/10/2034		41,585
61,000	7.90%, 11/10/2035		45,298
66,000	7.90%, 11/10/2036		49,011
11,000	8.00%, 05/10/2022		8,242
22,000	8.00%, 11/10/2022		16,489
North Carolina		0.10%
	Accumulated Resources of Kindred Spirits ( c ) ( e )
66,000	7.75%, 12/01/2009		46,894
Ohio		2.86%
	Worldview Community Church ( c )
15,000	7.50%, 06/12/2018		12,702
60,000	7.50%, 12/12/2020		50,186
62,000	7.50%, 06/12/2021		51,859
65,000	7.50%, 12/12/2021		54,368
67,000	8.00%, 06/12/2022		56,490
70,000	8.00%, 12/12/2022		59,033
73,000	7.60%, 06/12/2023		61,585
75,000	7.60%, 12/12/2023		63,287
78,000	7.60%, 06/12/2024		65,826
82,000	7.60%, 12/12/2024		69,218
84,000	7.60%, 06/12/2025		70,915
109,000	7.60%, 06/12/2032		91,160
118,000	7.60%, 12/12/2029		98,686
127,000	7.60%, 12/12/2030		106,213
132,000	7.60%, 06/12/2031		110,395
148,000	7.60%, 12/12/2032		123,776
153,000	7.60%, 06/12/2033		127,958
159,000	7.60%, 12/12/2033		132,976
Pennsylvania		1.24%
	Impacting Your World Ministries, Inc.
11,000	6.40%, 03/10/2011		10,985
18,000	6.70%, 09/10/2011		18,088
18,000	6.90%, 03/10/2012		18,153
25,000	7.00%, 09/10/2012		25,233
26,000	7.20%, 03/10/2013		26,260
34,000	7.20%, 03/10/2014		34,136
34,000	7.20%, 09/10/2013		34,272
43,000	7.20%, 09/10/2014		43,073
43,000	7.30%, 03/10/2015		42,944
47,000	7.30%, 03/10/2016		46,972
46,000	7.30%, 09/10/2015		45,954
49,000	7.30%, 09/10/2016		48,985
51,000	7.40%, 03/10/2017		51,000
52,000	7.40%, 09/10/2017		52,016
55,000	7.50%, 03/10/2018		55,341
56,000	7.50%, 09/10/2018		56,381
Rhode Island		2.48%
	The Cathedral of Life Christian Assembly
7,000	7.60%, 08/15/2037		6,964
10,000	7.50%, 08/15/2016		10,090
11,000	7.50%, 08/15/2017		11,060
15,000	7.30%, 08/15/2014		15,074
23,000	7.50%, 02/15/2021		22,883
23,000	7.50%, 08/15/2020		22,883
25,000	7.50%, 02/15/2022		24,873
25,000	7.50%, 08/15/2021		24,873
26,000	8.00%, 08/15/2022		26,062
28,000	8.00%, 02/15/2023		28,073
35,000	7.60%, 08/15/2026		34,822
37,000	7.60%, 02/15/2027		36,811
39,000	7.60%, 08/15/2027		38,801
40,000	7.60%, 02/15/2028		39,796
41,000	7.60%, 08/15/2028		40,791
43,000	7.60%, 02/15/2029		42,781
45,000	7.60%, 08/15/2029		44,770
46,000	7.60%, 02/15/2030		45,765
48,000	7.60%, 08/15/2030		47,755
50,000	7.60%, 02/15/2031		49,745
52,000	7.60%, 08/15/2031		51,735
53,000	7.60%, 02/15/2032		52,730
58,000	7.60%, 02/15/2033		57,704
58,000	7.60%, 02/15/2037		57,704
60,000	7.60%, 08/15/2033		59,694
62,000	7.60%, 02/15/2034		61,684
62,000	7.60%, 08/15/2036		61,684
65,000	7.60%, 08/15/2034		64,668
67,000	7.60%, 02/15/2035		66,658
70,000	7.60%, 08/15/2035		69,643
Tennessee		3.35%
	Grace Christian Fellowship Church, Inc.
20,000	8.40%, 07/18/2029		18,696
21,000	8.40%, 04/18/2031		19,633
30,000	8.40%, 01/18/2029		28,044
34,000	8.40%, 07/18/2024		32,059
35,000	8.40%, 10/18/2028		32,722
38,000	8.40%, 07/18/2021		35,522
38,000	8.40%, 07/18/2031		35,522
39,000	8.40%, 10/18/2021		36,461
40,000	8.40%, 01/18/2022		37,680
41,000	8.40%, 04/18/2022		38,630
41,000	8.40%, 07/18/2022		38,630
42,000	8.40%, 10/18/2022		39,581
44,000	8.40%, 01/18/2023		41,466
44,000	8.40%, 04/18/2023		41,474
45,000	8.40%, 07/18/2023		42,417
46,000	8.40%, 10/18/2023		43,369
47,000	8.40%, 01/18/2024		44,307
47,000	8.40%, 04/18/2024		44,316
50,000	8.40%, 10/18/2024		47,155
51,000	8.40%, 01/18/2025		48,093
52,000	8.40%, 04/18/2025		49,046
52,000	8.40%, 04/18/2029		48,615
54,000	8.40%, 10/18/2025		50,485
56,000	8.40%, 01/18/2026		52,349
56,000	8.40%, 04/18/2026		52,354
58,000	8.40%, 10/18/2026		54,224
60,000	8.40%, 01/18/2027		56,088
75,000	8.40%, 10/18/2029		70,118
77,000	8.40%, 01/18/2030		71,980
78,000	8.40%, 04/18/2030		72,922
81,000	8.40%, 07/18/2030		75,719
81,000	8.40%, 10/18/2030		75,727
88,000	8.40%, 10/18/2031		82,271
100,000	8.40%, 04/18/2033		93,490
Texas		7.59%
	Collin County Lighthouse Christian Fellowship, Inc.
306,000	8.00%, 04/01/2034		304,470
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		201,060
100,000	7.60%, 06/15/2018		100,640
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		25,097
118,000	7.20%, 03/19/2026		117,410
72,000	7.20%, 03/19/2027		71,640
136,000	7.20%, 03/19/2028		135,320
146,000	7.20%, 03/19/2029		145,270
157,000	7.20%, 03/19/2030		156,215
49,000	7.20%, 03/19/2031		48,755
93,000	7.20%, 09/19/2025		93,372
122,000	7.20%, 09/19/2026		121,390
132,000	7.20%, 09/19/2027		131,340
141,000	7.20%, 09/19/2028		140,295
152,000	7.20%, 09/19/2029		151,240
162,000	7.20%, 09/19/2030		161,190
139,000	7.20%, 09/19/2031		138,305
94,000	8.00%, 03/19/2023		94,263
99,000	8.00%, 09/19/2023		99,287
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		99,490
20,000	7.80%, 06/15/2021		19,896
19,000	7.80%, 12/15/2020		18,901
23,000	7.90%, 06/15/2023		23,062
23,000	7.90%, 12/15/2022		23,060
24,000	7.90%, 12/15/2023		24,070
21,000	8.00%, 06/15/2022		21,048
21,000	8.00%, 12/15/2021		21,044
	Iglesia Templo Jerusalen
36,000	7.90%, 06/12/2033		35,813
37,000	7.90%, 12/12/2032		36,808
46,000	7.90%, 12/12/2027		45,761
48,000	7.90%, 06/12/2029		47,750
58,000	7.90%, 06/12/2028		57,698
60,000	7.90%, 12/12/2028		59,688
65,000	7.90%, 12/12/2029		64,662
68,000	7.90%, 06/12/2030		67,646
76,000	7.90%, 12/12/2033		75,605
79,000	7.90%, 12/12/2035		78,589
86,000	7.90%, 12/12/2036		85,553
93,000	7.90%, 06/12/2034		92,516
96,000	7.90%, 12/12/2034		95,501
100,000	7.90%, 06/12/2035		99,480
108,000	7.90%, 06/12/2036		107,438
Virginia		1.29%
	New Life Anointed Ministries International, Inc. ( c )
171,000	7.80%, 06/21/2020		115,682
64,000	7.80%, 06/21/2022		43,622
103,000	7.80%, 06/21/2024		70,256
100,000	7.80%, 12/21/2020		67,650
60,000	7.80%, 12/21/2023		40,920
142,000	7.80%, 12/21/2025		96,063
124,000	7.80%, 06/21/2023		84,556
115,000	7.80%, 12/21/2024		78,464
	Old Bridge United Methodist Church
40,000	7.90%, 09/24/2023		39,800
Washington		1.41%
	Cascade Christian Center of Skagit Valley
3,000	8.40%, 04/20/2028		2,985
4,000	8.40%, 10/20/2036		3,980
6,000	8.40%, 04/20/2035		5,969
9,000	8.40%, 04/20/2033		8,954
10,000	8.40%, 04/20/2026		9,949
11,000	8.40%, 10/20/2026		10,944
20,000	8.40%, 04/20/2027		19,898
20,000	8.40%, 10/20/2021		19,898
21,000	8.40%, 04/20/2022		21,046
22,000	8.40%, 10/20/2022		22,053
23,000	8.40%, 04/20/2023		23,060
24,000	8.40%, 04/20/2024		24,070
24,000	8.40%, 10/20/2023		24,067
26,000	8.40%, 10/20/2024		26,081
28,000	8.40%, 10/20/2030		27,857
38,000	8.40%, 04/20/2036		37,806
44,000	8.40%, 04/20/2031		43,776
46,000	8.40%, 10/20/2031		45,765
48,000	8.40%, 04/20/2032		47,755
48,000	8.40%, 10/20/2035		47,755
50,000	8.40%, 10/20/2032		49,745
54,000	8.40%, 10/20/2033		53,725
57,000	8.40%, 04/20/2034		56,709
58,000	8.40%, 10/20/2034		57,704
Washington, DC		1.06%
	Metropolitan Baptist Church
45,000	8.40%, 07/12/2018		44,825
77,000	8.20%, 01/12/2015		76,099
80,000	8.30%, 07/12/2015		79,408
98,000	8.40%, 01/12/2018		97,559
100,000	8.40%, 01/12/2027		97,610
130,000	8.40%, 01/12/2033		128,024
Wisconsin		0.40%
	Immanuel Evangelical Lutheran Church of the Town of Greenville, Outagamie County, Wisconsin
200,000	8.00%, 07/01/2034		198,962

Total Church Mortgage Bonds (Cost $45,043,585)		84.89%	41,784,551

CHURCH MORTGAGE LOANS - 10.73% (b)

California		2.93%
	Mount Olive Missionary Baptist Church of Fresno ( f )
978,633	7.75%, 09/01/2037		963,954
	The Sound of His Voice Christian Fellowship, Inc. ( f )
1,034,864	7.75%, 09/01/2037		476,248
Georgia		1.65%
	God First Breakthrough Ministries, Inc. ( f )
1,074,166	8.75%, 08/01/2037		809,793
Nevada		0.78%
	Iglesia Chrisiana Verbo De Dios, Inc. ( f )
428,495	9.00%, 05/01/2033		383,717
New Jersey		1.56%
	Igreja Batista Do Calvario
769,433	8.75%, 08/01/2038		765,586
Texas		3.46%
	Pleasant Grove Missionary Baptist Foundation ( f )
1,711,033	7.50%, 08/01/2033		1,702,478

Total Church Mortgage Loans (Cost $5,996,624)		10.38%	5,101,776

US TREASURY OBLIGATIONS (Cost $146,413)		0.35%
	US Treasury Note
150,000	4.50%, 02/15/2016		174,105

SHORT TERM INVESTMENTS		3.15%

Money Market Funds
1,549,844	Fifth Third Institutional Money Market - 0.12%*		1,549,844
	(Cost $1,549,844)

Total Investments - (Cost $52,736,466)		98.77%	$48,610,276

Other Assets Less Liabilities		1.23%	606,279

Net Assets		100.00%	$49,216,555

(a) The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering. The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.
(b) The Mortgagee has the right to prepay the Loans at any time. The Loans are generally considered to be illiquid due to the limited, if any, secondary market.
(c) In default. Security is considered non-income producing, as no interest was paid on the last interest payment date prior to September 30, 2010.
(d) In default. The trustee of the issuer has initiated foreclosure proceedings against the bond issuer.
(e) The trustee of the issuer has completed foreclosure proceedings against the bond issuer.
(f) In default. Security is considered income producing; however, interest payments received during the period represented only a portion of the total interest due.

* Variable rate security; the coupon rate shown represents the yield at September 30, 2010.

Capstone Church Capital Fund
Statement of Assets and Liabilities
September 30, 2010

Assets:
Investments in Securities, at Fair Value (Cost $52,736,466)	$48,610,276
Receivables:
Interest	826,850
Prepaid Expenses	8,949
Total Assets	49,446,075
Liabilities:
Accrued Management Fees (Note 4)	19,094
Accrued Administrative Fees (Note 4)	3,182
Accrued Compliance Fees (Note 4)	5,540
Accrued Service Fees (Note 4)	33,224
Accrued Expense Recoupment (Note 4)	118,189
Accrued Expenses	50,291
Total Liabilities	229,520
Net Assets	$49,216,555

Net Assets Consist of:
Paid In Capital	$53,533,713
Accumulated Undistributed Net Investment Loss	(187,829)
Accumulated Undistributed Realized Loss on Investments	(3,139)
Unrealized Depreciation in Fair Value of Investments	(4,126,190)
Net Assets, for 2,235,133 Shares Outstanding (6,200,000 Shares Authorized)	$49,216,555

Net Asset Value per share ($49,216,555/2,235,133)	$22.02
Maximum offering price per share (Net Asset Value per share/.9675 Note 1)	$22.76

Capstone Church Capital Fund
Statement of Operations
For the year ended September 30, 2010

Investment Income:
Interest	$3,258,163
Total Investment Income	3,258,163

Expenses:
Advisory Fees (Note 4)	245,420
Transfer Agent and Accounting Fees	53,999
Administrative Fees	40,904
Registration Fees	14,853
Legal Fees	32,137
Printing and Mailing Fees	30,349
Audit Fees	31,904
Custody Fees	8,376
Trustees' Retainer and Meeting Expenses	10,520
Compliance Fees	5,540
Insurance Expense	5,518
Miscellaneous Fees	7,220
Service Fees (Note 4)	136,345
Total Expenses	623,085
Contractual Expense Recoupment (Note 4)	58,655
Voluntary Expense Waiver from the Distributor (Note 4)	(103,121)
Net Expenses	578,619

Net Investment Income	2,679,544

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(1,240)
Net Change in Unrealized Depreciation on Investments	(3,380,374)
Realized and Unrealized Loss on Investments	(3,381,614)

Net Decrease in Net Assets Resulting from Operations	$(702,070)

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statements of Changes in Net Assets

	Years Ended
	9/30/2010	9/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$2,679,544	$3,063,769
Net Realized Loss on Investments	(1,240)	-
Change in Unrealized Depreciation on Investments	(3,380,374)	(508,640)
Net Increase (Decrease) in Net Assets Resulting from Operations	(702,070)	2,555,129

Distributions to Shareholders:
Net Investment Income	(2,802,910)	(3,074,648)
Return of Capital	-	(56,894)
Total Dividends and Distributions Paid to Shareholders	(2,802,910)	(3,131,542)

Capital Share Transactions:
Proceeds from Sale of Shares	4,965,425	20,954,296
Shares Issued on Reinvestment of Dividends	1,856,903	2,142,829
Cost of Shares Repurchased	(11,308,130)	(13,817,697)
Net Increase (Decrease) from Shareholder Activity	(4,485,802)	9,279,428

Net Assets:
Net Increase (Decrease) in Net Assets	(7,990,782)	8,703,015
Beginning of Period	57,207,337	48,504,322
End of Period (Including Accumulated Undistributed Net Investment
Loss of ($150,245) and ($26,879), respectively	$49,216,555	$57,207,337

Share Transactions:
Shares Sold	210,909	881,190
Shares Issued on Reinvestment of Dividends	79,214	90,471
Shares Repurchased	(480,105)	(581,145)
Net Increase (Decrease) in Shares	(189,982)	390,516
Outstanding at Beginning of Period	2,425,115	2,034,599
Outstanding at End of Period	2,235,133	2,425,115

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Cash Flows
For the year ended September 30, 2010

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(702,070)
Adjustments to reconcile net increase in net assets from
operations to net cash used for operating activities:
Proceeds from disposition of long-term investment securities	575,768
Sale (Purchase) of short-term investments, net	3,860,720
Increase in Prepaid Expenses	(3,284)
Decrease in Interest Receivable	69,822
Increase in Accrued Expenses	102,705
Unrealized depreciation on investments	3,380,374
Realized loss from investments	1,240
Amortization of premiums and discounts	(1,231)
Net cash provided by operating activities	$7,284,044

Cash flows provided by financing activities:
Proceeds from shares sold	$4,970,093
Distributions paid in cash	(946,007)
Payments for shares purchased	(11,308,130)
Net cash provided by (used for) financing activities	(7,284,044)

Net increase/(decrease) in cash	$-

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$-

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reivestment of dividends of $1,856,903 in 2010.

The accompanying notes are an integral part of these financial statements

”
Capstone Church Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year ended	Year ended	Year ended	Year ended		Period Ended
	9/30/2010	9/30/2009	9/30/2008	9/30/2007		9/30/2006*

Net Asset Value, at Beginning of Year (a)	$23.59	$23.84	$23.98	$23.97		$24.19

Income From Investment Operations:
Net Investment Income (b)	1.15	1.33	1.43	1.55		1.50
Net Loss on Securities (Realized and Unrealized)	(1.51)	(0.21)	(0.09)	(0.09)		(0.50)
Total from Investment Operations	(0.36)	1.12	1.34	1.46		1.00

Distributions:
Net Investment Income	(1.21)	(1.35)	(1.48)	(1.45)		(1.22)
Return of capital	-	(0.02)	-	-	-
Total from Distributions	(1.21)	(1.37)	(1.48)	(1.45)		(1.22)

Repurchase Fees	-	-	-	-	(c)	-	(c)

Net Asset Value, at End of Year (a)	$22.02	$23.59	$23.84	$23.98		$23.97

Market Value (d)	$-	$-	$-	$-		$-

Total Return (e)	(1.72)%	4.84%	5.75%	6.27%		4.24%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$49,217	$57,207	$48,504	$15,285		$4,540
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.14%	1.17%	1.22%	1.96%		11.29%	(f) (h)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.83%	5.45%	5.77%	5.46%		(4.04)%	(g) (h)
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.06%	1.00%	1.00%	1.00%		1.00%	(f) (h)
Ratio of Net Investment Income to Average Net Assets	4.91%	5.62%	5.99%	6.42%		6.25%	(g) (h)
Portfolio Turnover	0.00%	4.19%	17.74%	22.59%		0.00%

(a) Price does not include sales charge. A maximum sales charge of 3.25%, unless waived or reduced, was applicable to sale of Fund shares prior to December 7, 2006.
Pursuant to a waiver by the Fund's distributor, from January 28, 2007 through January 28, 2009, no sales charge is applicable to sales of Fund shares.
A maximum sales charge of 1.50%, unless waived or reduced, was applicable to sale of Fund shares beginning January 29, 2009. Effective August 1, 2010, the maximum sales charge of 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

(b) Amount calculated based on average shares outstanding throughout the year.
(c) Rounds to less than $.005 per share.
(d) There is no established secondary market for the Fund's shares.
(e) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees. Dividends are assumed to be reinvested at the Fund's net asset value.

(f) The ratios before reimbursements, waivers and recoupments for the period ended September 30, 2006 includes operating costs of 1.94%, organization and issuance costs of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which was voluntarily waived by the Distributor) and income taxes of 2.25% ( all of which costs of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which was voluntarily waived by the Distributor) and income taxes of 2.25% ( all of which was voluntarily reimbursed by the Advisor).

(g) The ratios after reimbursements, waivers and recoupments for the period ended September 30, 2006 is net of expenses waived or reimbursed under the Fund's expense limitation agreement with the Advisor of 7.79%, service fees voluntarily waived by the Distributor of .25% and income taxes voluntarily reimbursed by the Advisor of 2.25%.

(h) Annualized
* Fund commenced operations on October 4, 2005.

The accompanying notes are an integral part of these financial statements

(1)           ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. It was formed as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is investing its assets in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for  purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

A sales charge generally ranging from 3.25% to 0.50% of the offering price became effective August 1, 2010.  From January 29, 2009 through July 31, 2010, a sales charge generally ranging from 1.50% to 1.00% of the offering price, declining to 0% for investments over $1,000,000, was in effect.  From December 7, 2006 through January 28, 2009, the Fund’s shares were not subject to a sales charge.  Prior to December 7, 2006, the Fund's shares were continuously offered subject to a sales charge generally ranging from 3.25% to .50% of the offering price.   Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase at net asset value a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders are otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offer annually.  The deadline for submitting repurchase requests is be 4:00 PM Eastern Time on the last business day of each September, unless shareholders are otherwise notified.  The percentage of the outstanding shares subject to repurchase will be set annually by the Board of Trustees and would be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer would be computed no more than 14 days after the repurchase deadline.

(2)           INVESTMENT OBJECTIVE:

The Fund’s investment objective is to provide a high level of current income.  It achieves this objective through investing primarily in church mortgage bonds and church mortgage loans.

(3)           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church bonds on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  The Adviser’s fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

Fair value is generally determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  Capstone Asset Management Company (“CAMCO” or “Adviser”) constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including the underwriters of a significant volume of church mortgage bonds from which the Fund has acquired the substantial majority of its investments in church mortgage bonds and church mortgage loans.

When the bond issue becomes delinquent on interest, principal, sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:
-	the general conditions in the church bond market and the overall financial market
-	the transaction price of any recent sales or purchases of the security
-	the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer
-	the estimated value of the underlying collateral
-
the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures also have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:
-	any current independent appraisal values
-	any current listing price
-	index adjusted appraisal values based on published real estate sources
-	estimated costs associated with the disposition of the property (7.00% - 8.00%)
-	risk adjusted discount rate (4.95% - 6.50%)
-	estimated time to sell in years (1 – 3 years)
-	probability of foreclosure

Similar methods are used to value church mortgage loans held or to be purchased by the Fund.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in money market funds are generally priced at the money market fund’s ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment spreads and credit risks.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2010:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2010
Church Mortgage Bonds	$-	$-	$41,784,551	$41,784,551
Church Mortgage Loans	-	-	5,101,776	5,101,776
US Treasury Obligations	-	174,105	-	174,105
Short Term Investments	1,549,844	-	-	1,549,844
	$1,549,844	$174,105	$46,886,327	$48,610,276

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 9/30/09	$44,856,832	$5,994,406	$50,851,238
Accrued Accretion/(Amortization)	567	-	567
Change in Unrealized Appreciation/(Depreciation)	(2,523,849)	(864,621)	(3,388,470)
Realized Gain/(Loss)	(1,240)	-	(1,240)
Net Purchase/(Sales and Paydowns)	(547,759)	(28,009)	(575,768)
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2010	$41,784,551	$5,101,776	$46,886,327

The total change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2010 includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	(2,520,905)
Church Mortgage Loans	(864,621)
Total	(3,385,526)

As of September 30, 2010, the Fund’s US Treasury Obligations were transferred into Level 2, as Level 1 inputs were not available as of the measurement date.

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection  of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $0 and $575,768, respectively, for the year ended September 30, 2010.

Dividends and Distributions

Prior to October 1, 2010, dividends from net investment income of the Fund are declared and paid monthly.  Effective October 1, 2010, dividends will be declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.   For the year ended September 30, 2010, the Fund increased paid in capital by $37,584 and decreased accumulated undistributed net investment loss by $37,584.

Federal Income Taxes

The Fund intends to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended and to distribute all of its net taxable income and net capital gains to shareholders, so as not to be subject to federal income or excise taxes.  For the year ended September 30, 2010, the Fund qualified under the provisions and accordingly, no provision for federal income tax has been made.

As of and during year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2010, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2006 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

 (4)           INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as investment adviser for the Fund.  CAMCO provides investment advisory and administrative services to other investment companies, and provides investment advisory services to pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2010, the Fund incurred advisory fees of $245,420.

CAMCO also acts as administrator for the Fund.  For its services as administrator, CAMCO receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2010, the Fund incurred administrative fees of $40,904.

Effective May 1, 2010, the Board of Trustees approved a monthly fee payable to CAMCO from the Fund calculated at the annual rate of 0.025% of the Fund’s average daily net assets for CAMCO providing regulatory compliance services for the Fund.  For the year ended September 30, 2010, the Fund incurred regulatory compliance service fees of $5,540.

Pursuant to an expense limitation agreement in effect through September 30, 2010, CAMCO agreed to bear the Fund’s ordinary operating expenses to the extent such expenses exceed, in any fiscal year of the Fund, 1.00% of the Fund's average daily net assets.  Such ordinary operating expenses included, but were not limited to, the Fund’s investment advisory and administration fees and fees to other Fund service providers, but did not include payments under the Fund’s Service Plan, interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.  “Acquired Fund Fees and Expenses,” as defined in instructions to the Fund’s registration statement, were not considered to be ordinary operating expenses subject to the expense limitation.  In the event the Fund’s average daily expenses fell below 1.00% of average daily net assets on any business day, CAMCO was entitled to be reimbursed to the extent of its unreimbursed fee waivers/reductions or other payments during any of the previous thirty six months, provided such reimbursements did not cause the Fund’s expenses to exceed 1.00% for that day.   For the year ended September 30, 2010, CAMCO recovered, pursuant to this agreement, $58,655.  As of October 1, 2010 there is no expense limitation agreement in place between the Fund and CAMCO.

 Capstone Asset Planning Company (the Distributor), an affiliate of CAMCO and a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund (the "Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2010, the distributor received sales charges of $10,211.  A maximum sales charge of 1.50% was applicable to the sale of fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through September 30, 2010 a maximum sales charge  of 3.25% was applicable to the sale of fund shares.  Sales charges are waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund.   Prior to January 29, 2009, the sales charge was waived by the Distributor.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the year ended September 30, 2010, fees accrued under the Plan were $136,345 of which $103,121, was voluntarily waived by the Distributor.

The President and a Trustee of the Fund is President and a director of CAMCO and of the Distributor and also serves as President and director of Capstone Financial Services, Inc., parent company of CAMCO and the Distributor.  Some other officers of the Fund are also officers of CAMCO, the Distributor and Capstone Financial Services, Inc. and its other affiliates.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $36,250 on average net assets up to $75 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2010, the Fund incurred transfer agent and accounting fees and expenses of $53,999.

(5)           REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares for each quarter.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.  During the period October 1, 2009 through September 30, 2010, the Fund repurchased shares as follows:

Repurchase request deadline	9/30/2009
Repurchase pricing date	10/7/2009
Shares repurchased	121,246.001
Percentage of Fund shares outstanding	5.00%

Repurchase request deadline	12/31/2009
Repurchase pricing date	1/8/2010
Shares repurchased	121,256.046
Percentage of Fund shares outstanding	5.00%

Repurchase request deadline	3/31/2010
Repurchase pricing date	4/7/2010
Shares repurchased	121,256.043
Percentage of Fund shares outstanding	5.05%

Repurchase request deadline	6/30/2010
Repurchase pricing date	7/7/2010
Shares repurchased	116,345.036
Percentage of Fund shares outstanding	5.00%

Repurchase request deadline	9/30/2010
Repurchase pricing date	10/13/2010
Shares repurchased	111,756.669
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline, provided it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase or shares that are not tendered.  This policy may be amended by the Fund’s Board of Trustees, subject to applicable regulatory limits and its fundamental policies.

Subsequent to September 30, 2010, shareholders of the Fund approved a change to the repurchase offer fundamental policy to make repurchase offer annually rather than quarterly (See Note 1 and Note 9).

(6)           FEDERAL INCOME TAXES

As of September 30, 2010, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	52,737,706
Gross unrealized appreciation	42,978
Gross unrealized depreciation	(4,170,408)
Net unrealized depreciation	(4,127,430)
Undistributed ordinary income	128,555
Undistributed Realized Long Term Capital Gain/(Loss)	(1,899)
Total distributable earnings	(4,000,774)

As of September 30, 2010, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations, differing treatment for the recognition of interest income, and post-October loss deferral of $1,240.

As of September 30, 2010, the Fund had a capital loss carryforward of $1,899 which expires on September 30, 2016.

The tax character of distributions paid for year ended September 30, 2010 was as follows:

Ordinary income	$2,802,910

The tax character of distributions paid for year ended September 30, 2009 was as follows:

Ordinary income	$3,074,648
Return of Capital	$56,894

(7)           SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund may invest in obligations that are rated BBB by S&P or Baa by Moody's or that are deemed by the Adviser to be of comparable quality. Such obligations may have speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

(8)              CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(9)              SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date this report was issued and determined that there were the following three subsequent events:

Loan Agreement

Effective October 12, 2010 the Fund entered into a $1,200,000 loan agreement with Foundation Capital Resources, Inc.  Interest is charged at 8.0% annually with interest to be charged monthly.  The loan matures on June 12, 2011.  The Fund paid fees of $12,500 in connection with the loan.

The Fund is required to maintain portfolio securities having a par value of at least three times the outstanding loan balance as security for the loan.  As of the date this report was available to be issued, $1,200,000 was outstanding pursuant to the terms of the loan and the Fund had identified approximately with the Fund’s custodian $4,000,000 of the Fund’s portfolio securities to satisfy the security requirement of the loan agreement.

The Investment Company Act of 1940 (“1940 Act”) requires that the Fund maintain 300% asset coverage,  calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding.  As of the date this report was available to be issued asset coverage was approximately 4200%.

Shareholder Meeting

At the special meeting of shareholders held on November 29, 2010, (adjourned from October 28, 2010), shareholder of the Fund approved a change to the fundamental policy of the Fund relating to the Fund’s periodic repurchase offer.  Prior to this change, the repurchase offer was made by the Fund on the last business day of each calendar quarter and subsequent to the change the repurchase offer will be made annually on the last business day of each September.   (See Note 1).

Dividend

On December 17, 2010, the Fund paid dividends from ordinary income of $.330 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”), as of September 30, 2010, and the related statements of operations and cash flows, for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period indicated prior to September 30, 2007 were audited by another independent registered accounting firm, who expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $46,886,327 (95% of net assets) as of September 30, 2010, whose fair values have been estimated by policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

/s/. Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
January 28, 2011

ADDITIONAL INFORMATION (Unaudited)
       SEPTEMBER 30, 2010

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.  The portfolio holdings are also available at www.churchbondfund.com.

Capstone Church Capital Fund

TRUSTEE AND EXECUTIVE OFFICERS
       SEPTEMBER 30, 2010

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 63	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC .	6	Director and finance committee chairman, Theater under the Stars

Independent Trustees

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Trustee	From 2004	Self-employed Investor Consultant	6	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 80	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 51	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 60	Director	From 2005	CPA, Treasurer, Philadelphia Affiliate of the Susan G. Komen Breast Cancer Foundation since February, 2005; formerly Partner of Briggs, Bunting & Dougherty, LLP, a registered public accounting firm for more than five years.	6	Director-Healthcare Services Group, Inc.
Executive Officers

Claude C. Cody, IV 5847 San Felipe Suite 4100 Houston, TX 77057 Age: 58	Sr. Vice President	From 2010	Sr. Vice President of Capstone Asset Management Company (2009- present); Co-Chairman, CCO, CFO & Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – present).	N/A	None

Scott Wynant 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 54	Sr. Vice President	From 2008
Sr. Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008.
				N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Sr. Vice President, Secretary and Chief Compliance Officer	From 2004
Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President and Secretary of Capstone Financial Services, Inc.; Senior Vice President and Director of Capstone Asset Planning Company, 2004-2009; Secretary of Capstone Asset Planning Company, 2004-Present; Senior Vice President, CCO and Secretary of Capstone Financial Solutions, LLC from November 2008 – Present; Secretary of CFS Consulting Services, LLC from November 2008-Present; Officer of other Capstone Funds, 2004- present; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present
				N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 43	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	From 2004
Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company; Vice President Compliance, Chief Compliance Officer and Assistant Secretary of Capstone Asset Planning Company; Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Officer of other Capstone Funds, 2004-present.
				N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 51	Treasurer and Principal Financial Accounting Officer	From 2004
Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Officer of other Capstone Funds
				N/A	None

*
Mr.  Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

Capstone Church Capital Fund

BUILDING CHURCHES, BUILDING WEALTH

Capstone Church Capital Fund

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
5847 San Felipe, Suite 4100
Houston, Texas 77057
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is incorporated by reference from registrant’s initial registration statement on Form N-2 filed October 28, 2004.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

                                                 2010                            2009                            2008

(a) Audit Fees                                        $30,386                       $30,000                          $12,250

(b) Audit-Related Fees                         $0                                      $0                            $0

(c) Tax Fees                                           $2,000                      $2,000                      $1,750

(d) All Other Fees                                  $0                                   $0                            $0

(e) Pre-Approval Policies and Procedures

For the fiscal years ended September 30, 2010, 2009,  2008, 2007, 2006 and 2005, 100% of the services described in paragraphs (a) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

See Pre-Approval Policies and Procedures below.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES
of
CAPSTONE SERIES FUND, INC.
STEWARD FUNDS,  INC.
CAPSTONE CHURCH CAPITAL FUND
 (each, a “Fund”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.4  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of each Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.
The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.)  In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s Board of Directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

2.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

3.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.
Standard for Pre-Approval  The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.  In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.
The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.
Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.
The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved.  The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.
Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved.  Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.  For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.  The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

4.
The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C.  If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.
The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.
The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved.  This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)
The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)
Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed periodically, as needed, by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

1	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

2	Service Affiliates are listed in Appendix D.

3
Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B.  Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.”  The “fund complex” includes Service Affiliates and other entities.  These prohibited services are listed in Appendix C.  Fund Complex Entities are also listed in Appendix C.

4	Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.
Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.”  If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.
2.	Due diligence procedures related to mergers and acquisitions.
3.	Review of internal controls.
4.	Consultations concerning financial accounting and reporting standards.
5.	Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.	Tax compliance services, including preparation of tax returns.
2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.
2.	Other non-audit services not listed above.
APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below.  Fund Complex Entities include:

1.	The Fund, its investment manager and investment adviser;
2.
Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:  The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Adviser/Administrator/Distributor:
Capstone Asset Management Company
Capstone Asset Planning Company

Funds (includes all series and classes):
Capstone Series Fund, Inc.
Steward Funds, Inc.
Capstone Church Capital Fund

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

5.	Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

º	Maintaining or preparing the accounting records for a Fund Complex Entity;

º	Preparing a Fund Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

º	Preparing or originating source data underlying a Fund Complex Entity’s financial statements.

6.	Financial information systems design and implementation, including:

º	Directly or indirectly operating, or supervising the operation of, a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

º
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

7.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

8.
Actuarial services.  This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts.  This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

9.
Internal audit outsourcing services.  This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception:  The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

10.
Management functions.  This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

11.	Human resources. Services in this category are:

º	searching for or seeking out prospective candidates for managerial, executive, or director positions;

º	engaging in psychological testing, or other formal testing or evaluation programs;

º	undertaking reference checks of prospective candidates for an executive or director position;

º	acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

º
recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

12.	Broker-dealer, investment adviser, or investment banking services. Services in this category are:

º	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

º	making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

º	executing a transaction to buy or sell an audit client’s investment; or

º	having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

13.
Legal services.  A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

14.
Expert services unrelated to the audit.  This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation.  This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Capstone Asset Management Company
Capstone Asset Planning Company

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Briggs Bunting and Dougherty LLP billed Capstone Financial Service Inc. $44,000 related to (1) an audit of the advisor and entity’s under common control of the advisor, for the fiscal year-ended September 30, 2005 and (2) agreed upon procedures on policies and procedures of a service provider to assist the Funds Chief Compliance Officer in his annual 38a-1 review of other funds in the investment company complex. No such billings occurred during the period ending September 30, 2006.

(h) Disclose whether the registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.
Proxy Voting Policies and Procedures

Adopted:                      March 1, l994
Revised:                      May 1, 1999
Further Revised:  June 30, 2003
Further Amended:  July 8, 2004
Amended:  September 18, 2008

I.           Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.           Limitations on Policy

a.
Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.
c.
Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.	Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o	Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o
o	Refer the voting decision to the Client;

o	Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.	Administration

a.
Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.
Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.	Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.	Proxy Voting Responsibility. .

CAMCO has appointed the Chief Investment Officer, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B). The Proxy Officer’s responsibility is to do the following:

o
Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o	Determine how to vote proxies relating to issues not covered by these guidelines; and

o Determine when the Adviser may deviate from these guidelines.

e.
Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

f.	Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o           long-term financial performance of the target company relative to its industry
o           management's track record
o           background to the proxy contest
o           qualifications of director nominees (both slates)
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met
o           stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o	We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o           We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o	We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o	Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o	Change in Control -- Will the transaction result in a change of control of the company?

o	Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.  Proxy Officers

     Dan Watson

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Individual Responsible for Monitoring Procedure Compliance

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

Item 8.  Portfolio Manager of Closed-End Funds.

The portfolio manager is Claude C Cody.  Claude Cody began his investment career in 1976 as a securities analyst for American General Insurance Company in Houston.  Later he was promoted to portfolio manager in the equity department.  After American General, Mr. Cody managed fixed income and equity portfolios for a variety of financial institutions that included pension funds, savings institutions, insurance companies and mutual funds.  Most recently, he was a Senior Portfolio Manager at AIM Management and was responsible for the AIM Balanced Fund.  Mr. Cody joined Capstone Asset Management Company as a Senior Vice President in 2009 and became a co-lead portfolio manager of the Fund on January 28, 2010.  Effective August 1, 2010, Mr. Cody became the Fund’s sole portfolio manager.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager as of September 30, 2010 is indicated in the following table. The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)

Claude C. Cody	2	$187,438,000	63	$51,010,316	$238,448,316

None of the accounts managed by the portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager is derived  75% from base salary and 25% from CAMCO's profit sharing plan. The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(2)           EX-99.CERT.  Filed herewith.

(a)(3)           Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)           EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski
   Edward L. Jaroski
   President

Date January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski
   Edward L. Jaroski
   President

Date January 28, 2011

By /s/Carla Homer
   Carla Homer
   Treasurer

Date January 28, 2011